UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01525

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

(Exact name of Registrant as specified in charter)

3100 Sanders Road, Suite J5B

Northbrook, IL 60062

(Address of principal executive offices)

Director of Illinois

Department of Insurance

320 West Washington Street

Springfield, IL 62767

(Name and address of agent for service)

Registrant’s telephone number, including area code: (847) 402-5000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 - December 31, 2008

Item 1. Reports to Stockholders.

Annual Report

December 31, 2008

Board of Managers

Separate Account B:

David G. Fussell, Chairman

H. Grant Law, Jr.

Henry E. Blaine

PRINCIPAL OFFICERS OF ALLSTATE ASSURANCE COMPANY

Frederick F. Cripe, Chairman of the Board, President and Chief Executive Officer

Kevin Tiernan, Chief Administrative Officer

Thomas W. Evans, Senior Vice President

John C. Lounds, Senior Vice President

John C. Pintozzi, Senior Vice President and Chief Financial Officer

Samuel H. Pilch, Group Vice President and Controller

Karen C. Gardner, Vice President-Tax

Douglas B. Welch, Vice President

Susan L. Lees, General Counsel and Secretary

Steven C. Verney, Treasurer

Errol Cramer, Assistant Vice President and Appointed Actuary

Joanne M. Derrig, Assistant Vice President and Chief Privacy Officer

Robert L. Park, Assistant Vice President and Chief Compliance Officer

Joseph P. Rath, Assistant Vice President, Assistant General Counsel
and Assistant Secretary

Elizabeth J. Lapham, Assistant Secretary

Mary J. McGinn, Assistant Secretary

Karen C. Duffey, Assistant Treasurer

Mario Rizzo, Assistant Treasurer

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

A separate account of Allstate Assurance Company

This report and the financial statements attached are submitted solely for the general information of contract owners of Allstate Assurance Company Separate Account B (“Separate Account”) and are not authorized for other use.

MESSAGE TO PARTICIPANTS IN

ALLSTATE ASSURANCE COMPANY

VARIABLE ANNUITY CONRACTS

This annual report of Separate Account B contains the financial statements and portfolio information of Separate Account B for the year ended December 31, 2008. Comparative figures that relate to Separate Account B’s activities during the year of 2008 are provided below.

The accumulation value for Separate Account B decreased 40.86% for the year 2008 from $17.77 at year-end 2007 to $10.51 on December 31, 2008. During this same period the S&P 500 index decreased by a total return of 37.00%. Reflecting transfers to the fixed-dollar account, as well as withdrawals and retirements, the number of accumulation units outstanding on December 31, 2008 was 102,476, down from 109,517 at year-end 2007. As a result of withdrawals and changes in the accumulation unit value, total contract owners’ equity on December 31, 2008 was $1,315,485 compared to $2,442,225 on December 31, 2007.

The global and U.S. equity markets experienced extreme volatility during the fourth quarter, as the economic news remained extremely negative and continued to worsen. The market rallied after Barack Obama won the Presidential election, but was short lived on renewed concerns about the viability of many major financial institutions. In October, the $700 billion Troubled Asset Recovery Plan (TARP) was passed by Congress. Credit markets remained frozen during the quarter, causing wild swings in the equity markets. The markets gained a little traction close to the end of 2008, with investors still seeking safety in their investing strategies. We continue to believe your portfolio is positioned properly with leading companies in their respective sectors.

Thank you for your continued support.

/s/ David G. Fussell
David G. Fussell
Chairman, Board of Managers
Allstate Assurance Company
Separate Account B

Additional Information.

REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS

Unum Group paid all expenses relative to the operation of the Separate Account including Board of Managers’ fees. Accordingly, no member of the Board of Managers (“Board”) receives any remuneration from the Separate Account. Each Board member, other than David G. Fussell, receives an annual retainer of $4,500.00 for serving on the Board. Mr. Fussell received no remuneration from the Company based on his membership on the Board.

PROXY VOTING POLICIES

A description of the Separate Account’s proxy voting policy and procedures is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view a description of the Separate Account’s proxy voting policy and procedures on the SEC’s (Securities and Exchange Commission) website, www.sec.gov.

Information regarding how the Separate Account voted proxies relating to portfolio securities during the most recent 12-month period ended is available via the methods noted above.

On May 29, 2008, the Separate Account held its Annual Meeting of Contract owners to vote on (i) the election of members to the Board of Managers, (ii) the ratification of the selection and appointment of Deloitte & Touche LLP as the Independent Auditors for the Separate Account, and (iii) the transaction of such other business as may properly come before the meeting. At the meeting, a majority of Contract owners holding outstanding interests in the Separate Account voted (i) to elect David G. Fussell, Henry E. Blaine and H. Grant Law, Jr. to the Board of Managers, and (ii) ratify the selection and appointment of Deloitte & Touche LLP as the Independent Auditor for the Separate Account.

The final vote tallies for each item are as follows:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
1. Election of members of the Board of Managers
David G. Fussell
Affirmative	60,746.666	56.489%	99.456%
Withhold	332.548	.310%	.544%
Henry E. Blaine
Affirmative	60,746.666	56.489%	99.456%
Withhold	332.548	.310%	.544%

	No. of Shares	% of Outstanding Shares	% of Shares Voted
H. Grant Law, Jr.
Affirmative	60,746.666	56.489%	99.456%
Withhold	332.548	.310%	.544%
TOTAL	61,079.214	56.799%	100.000%
2. Proposal to ratify the selection and appointment of Deloitte & Touche LLP as the independent auditors for Separate Account B

Affirmative	60,746.666	56.489%	99.456%
Against	332.548	.310%	.544%
Abstain	.000	56.799%	100.000%

TOTAL	61,079.214	56.799%	100.000%

QUARTERLY FILING REQUIREMENTS

In November 2004, the Separate Account began filing its complete schedule of investments with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which when filed, is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view its complete schedule of investments on Form N-Q on the SEC’s (Securities and Exchange Commission) website, www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) includes additional information about members of the board of managers of the Registrant, and is available, without charge, upon request, toll-free at (800) 718-8824 for Contractowners who call to request the SAI.

BOARD APPROVAL OF ADVISORY AGREEMENT

On February 1, 2008, the Board of Managers of the Separate Account, including all of the members of the Board who are not interested persons (“Independent Managers”), as defined by the Investment Company Act of 1940, as amended (“1940 Act”), unanimously approved the termination of the Separate Account’s existing advisory agreement and the execution of the investment advisory agreement (“New Agreement”) with Provident Investment Management, LLC (“Manager”) to give effect to the approval of the New Agreement by the vote of a majority of the Contract owners at a Special Meeting of Contract owners held on November 15, 2007. The Board of Managers previously approved the New Agreement on October 16, 2007 prior to submitting it for approval by the Contract owners. In considering whether to approve the New Agreement, the Board, including the Independent Managers, did not identify any single factor as determinative. Material matters considered by the Board, including the Independent Managers, in connection with their approval of the New Agreement, included, among others, the following:

Unique Circumstances of the Separate Account. The Board considered the unique circumstances of the Separate Account, which serves as the sole investment vehicle for certain variable annuity contracts that the Company stopped issuing over 20 years ago. In this regard, the Board considered the fact that the Separate Account’s assets under management were very small, amounting to approximately $2.6 million as of September 30, 2007, and total advisory fees of less than $13,000 last year. The Board also considered the fact that the Separate Account has experienced net redemptions for the past five years and that its assets could reasonably be expected to continue to decline if this trend continues. In addition, the Board considered the fact that the annual amount of fees and charges deducted under the Contracts was fixed at 0.0048% of the current value of the Separate Account on each valuation day under the Contract, which has the effect of capping expenses of the Separate Account at approximately 1.20% of the daily value of the Separate Account. The Board also considered the fact that the Company intends to take steps as soon as practicable to wind down the operations of the Separate Account. The Board considered the difficulty of finding another investment adviser able or willing to provide advisory services under these circumstances.

The Effect of the Acquisition on the Company, the Manager, and the Separate Account. The Board received and considered information about the proposed acquisition of the Company by Connecticut General Life Insurance Company (the “Acquisition”) and its effect on the Company and the Manager. Specifically, the Board considered the fact that the Company would no longer serve as an investment adviser following the Acquisition, but that the Manager, which currently provides the day-to-day management of the Separate Account, would continue to provide such services and assume the responsibilities of the Company as investment adviser. Although the Acquisition was not consummated, as noted above, to give effect to the Contract owner approval of the New Agreement, the Board unanimously approved its execution.

The Nature, Extent and Quality of the Services to Be Provided to the Separate Account under the New Agreement. The Board considered the nature, extent and quality of the services to be provided to the Separate Account by the Manager under the New Agreement and determined them to be satisfactory. The Board also considered representations of the Manager that the nature, extent and quality of the services to be provided to the Separate Account and the resources to be dedicated by them to the Separate Account would not change under the New Agreement, and would in fact be substantially similar to those provided under the pre-existing investment advisory agreement.

Investment Performance of the Separate Account. The Board also took into account information about the performance of the Separate Account, including information previously supplied that compared the performance of the Separate Account to the performance of its benchmark. Based on its review and in light of all other factors, the Board concluded that the Separate Account’s relative investment performance over time had been satisfactory.

The Costs of the Services to Be Provided and Profits to Be Realized by the Manager from its Relationship with the Separate Account. The Board considered the advisory fees that would be charged pursuant to the New Agreement, as well as the fee rates and amounts paid pursuant to the pre-existing investment advisory agreement, which were in effect in 2007. The Board noted that the fees to be paid to the Manager under the New Agreement are the same as those payable under the pre-existing investment advisory agreement. The Board considered fee information, including information regarding the profitability of the Manager pursuant to the pre-existing sub-advisory agreement, and determined that such information provided a reasonable basis upon which to approve the New Agreement. The Board concluded that the costs of the services to be provided and profits to be realized by the Manager from its relationship with the Separate Account were fair and reasonable.

Ancillary Benefits. The Board considered whether there were any ancillary benefits that the Manager would receive pursuant to the New Agreement and concluded that there were none.

Economies of Scale. The Board considered that there were no “breakpoints” (i.e., reductions in the percentage fee rate at set levels of net assets) with respect to the advisory fees paid under the New Agreement. The Board concluded that the fee rate under the New Agreement was reasonable given the Separate Account’s current low asset levels and provided a reasonable basis upon which to approve the terms of the New Agreement.

After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the New Agreement, that each of the factors discussed above supported the approval of the New Agreement.

Based on its evaluation of all of the material factors described above, the Board, including its Independent Managers, concluded both that it would be appropriate and desirable for the Manager, after the Acquisition, to provide advisory and sub-advisory services to the Separate Account pursuant to the New Agreement, and that the New Agreement would be in the best interest of the Separate Account and its Contract Owners. Accordingly, the Board unanimously approved the New Agreement and recommended its approval by persons having voting rights.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

(1) Name, Address, and Age	(2) Position(s) Held with the Separate Account	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee For Director
Henry E. Blaine (79) 403 Country Club View Drive Edwardsville, IL 62025	Member, Board of Managers	2007-2008 30 years of service	B&B Enterprises, Partner	1	None

H. Grant Law, Jr. (62) P.O. Box 1367 Chattanooga, TN 37401	Member, Board of Managers	2007-2008 16 years of service	Retired - President, Newton Chevrolet, Inc. & Newton Oldsmobile – GMC Trucks Mitsubishi, Inc.; Community Volunteer	1	None

The member of the Board of Managers listed below is an “interested person” of the Separate Account within the meaning of section 2(a)(19) of the Investment Company Act of 1940.

Name, Address, and Age	Position(s) Held with Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director
David G. Fussell* (61) 1 Fountain Square Chattanooga, TN 37402	Chairman Board of Managers	2007-2008 13 years of service	Senior Vice President of Unum Group, Chattanooga, Tennessee	1	None

* Officer of PRIMCO (the investment sub-advisor of the Separate Account) and other subsidiaries within the Unum Group holding company system.

None of the members of the Board of Managers who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the 1940 Act owns beneficially or of record securities of the Company or any of its affiliates.

FINANCIAL STATEMENTS

Allstate Assurance Company Separate Account B

As of December 31, 2008 and

For the Years Ended December 31, 2008 and 2007,

and Report of Independent Registered Public Accounting Firm

Allstate Assurance Company Separate Account B

Audited Financial Statements

December 31, 2008

Deloitte & Touche LLP
111 S. Wacker Chicago, IL 60606 USA

Tel: 312-486-1200
Fax: 312-486-1486
www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Contract Owners

Allstate Assurance Company Separate Account B,

And Board of Directors of Allstate Assurance Company

We have audited the accompanying statement of assets and liabilities of Allstate Assurance Company Separate Account B (the “Separate Account”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in variable annuity contract owners’ equity for the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended prior to December 31, 2005 were audited by other auditors whose report dated February 9, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allstate Assurance Company Separate Account B as of December 31, 2008, the results of its operations for the year then ended, the changes in its variable annuity contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

February 27, 2009

STATEMENT OF ASSETS AND LIABILITIES

Allstate Assurance Company Separate Account B

December 31, 2008
ASSETS
Common stocks - at market value (Cost: $1,114,220)	$1,308,675
Cash	26,761
Accrued dividends	4,121

TOTAL ASSETS	$1,339,557

LIABILITIES AND CONTRACT OWNERS' EQUITY

Amounts payable for terminations and variable annuity benefits	$23,389
Management fee and other amounts due Allstate Assurance Company	683

24,072

TOTAL LIABILITIES

Contract owners' equity:

Deferred annuity contracts terminable by owners - (accumulation units outstanding: 102,476.336)	1,077,373
Annuity contracts in pay-out period - (annuitization units outstanding: 22,648.458)	238,112

TOTAL CONTRACT OWNERS' EQUITY	$1,315,485

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

Allstate Assurance Company Separate Account B

Year Ended December 31, 2008
INVESTMENT INCOME

Income:

Dividends	$37,126
Other	1,938

Total Income	39,064

Expenses - Note D:
Investment advisory services	9,866
Mortality and expense assurances	13,813

Total Expenses	23,679

NET INVESTMENT INCOME	15,385

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NOTE A

Net realized gain from investment transactions
Proceeds from sales	428,064
Cost of investments sold	384,520

Net realized gain	43,544

Net unrealized appreciation of investments:
At end of period	194,455
At beginning of period	1,197,158

Decrease in net unrealized appreciation of investments	(1,002,703)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(959,159)

NET DECREASE IN CONTRACT OWNERS' EQUITY FROM OPERATIONS	$(943,774)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN VARIABLE ANNUITY CONTRACT OWNERS' EQUITY

Allstate Assurance Company Separate Account B

	Year Ended December 31
	2008	2007
BALANCE AT BEGINNING OF PERIOD	$2,442,225	$2,503,950

FROM OPERATIONS:

Net investment income	15,385	11,552
Net realized gain on investments	43,544	241,190
Decrease in net unrealized appreciation of investments	(1,002,703)	(101,805)

Increase (decrease) in contract owners' equity from operations	(943,774)	150,937

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS:

Net contract purchase payments (Units purchased): 2008 - 5,424.604; 2007 - -	91,421	—
Terminations and death benefits (Units terminated): 2008 - 7,040.995; 2007 - 10,795.100	(91,784)	(192,046)
Variable annuity benefits paid (Number of units): 2008 - 5,464.138; 2007 - 6,428.522	(89,255)	(113,964)
Adjustment to net assets allocated to annuity contracts in payout period (Number of units): 2008 - (5,254.043); 2007 - 5,254.043	(93,348)	93,348

Decrease in contract owners' equity from variable annuity contract transactions	(182,966)	(212,662)

NET DECREASE IN CONTRACT OWNERS' EQUITY	(1,126,740)	(61,725)

BALANCE AT END OF PERIOD	$1,315,485	$2,442,225

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

Allstate Assurance Company Separate Account B

December 31, 2008

	Number of Shares	Market Value	% of Net Assets
COMMON STOCKS

CAPITAL GOODS

Emerson Electric Company	1,600	$58,576
General Electric Company	3,900	63,180
Textron, Inc.	1,800	24,966
Tyco Electronics, Ltd.	1,025	16,615
Tyco International, Ltd.	1,025	22,140

		185,477	14.1%

CONSUMER GOODS

PepsiCo, Inc.	1,800	98,586
Procter & Gamble Company	1,000	61,820

		160,406	12.2%

CONSUMER SERVICES

Lowe's Companies, Inc.	2,000	43,040
Wal-Mart Stores, Inc.	1,600	89,696

		132,736	10.1%

ENERGY

Dominion Resources, Inc.	2,500	89,600
National Oilwell Varco, Inc.*	944	23,071
Schlumberger, Ltd.	1,300	55,029
Weatherford International, Inc.*	3,000	32,460

		200,160	15.2%

FINANCIAL

American Express Company	2,600	48,230	3.7%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS - Continued

Allstate Assurance Company Separate Account B

December 31, 2008

	Number of Shares	Market Value	% of Net Assets
COMMON STOCKS - Continued

HEALTH CARE

Becton Dickinson & Company	700	$47,873
Covidien, Ltd.	1,025	37,146
DaVita, Inc.*	1,500	74,355
Johnson & Johnson	1,600	95,728
Medtronic, Inc.	1,300	40,846
Stryker Corporation	1,000	39,950

		335,898	25.5%

TECHNOLOGY

Cisco Systems, Inc.*	5,500	89,650
Intel Corporation	3,400	49,844
Microsoft Corporation	3,800	73,872

		213,366	16.2%

TELECOMMUNICATIONS

Corning, Inc.*	3,400	32,402	2.5%

TOTAL COMMON STOCK		1,308,675	99.5%

TOTAL INVESTMENTS		1,308,675	99.5%

CASH AND RECEIVABLES LESS LIABILITIES		6,810	0.5%

TOTAL CONTRACT OWNERS' EQUITY		$1,315,485	100.0%

*-	Non-income producing security

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Allstate Assurance Company Separate Account B

Selected data for an accumulation unit outstanding (including both deferred annuity contracts terminable by owners and annuity contracts in pay-out period) throughout each period excluding sales loads:

	Year Ended December 31
	2008	2007	2006	2005	2004
Investment income	$0.30	$0.29	$0.25	$0.19	$0.23
Expenses	0.18	0.21	0.19	0.18	0.18

Net investment income	0.12	0.08	0.06	0.01	0.05
Net realized and unrealized gain (loss) on investments	(7.38)	0.93	1.33	0.27	1.16
Net increase (decrease) in contract owners’ equity	(7.26)	1.01	1.39	0.28	1.21
Net contract owners’ equity:
Beginning of year	17.77	16.76	15.37	15.09	13.88

End of year	$10.51	$17.77	$16.76	$15.37	$15.09

Total Return	(40.86%)	6.03%	9.04%	1.86%	8.72%
Ratio of expenses to average contract owners’ equity	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average contract owners’ equity	0.77%	0.46%	0.37%	0.07%	0.38%
Portfolio turnover	17%	8%	2%	6%	5%
Deferred annuity contracts terminable by owners-accumulation units outstanding at end of period	102,476	109,517	120,312	155,903	179,114

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Allstate Assurance Company Separate Account B

December 31, 2008

NOTE A—INVESTMENTS AND ACCOUNTING POLICIES

Allstate Assurance Company Separate Account B (“Separate Account B”) is a segregated investment account of Allstate Assurance Company (formerly Provident National Assurance Company) and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Certain administrative services of Separate Account B are provided by The Variable Annuity Life Insurance Company (“VALIC”) under a contract dated May 15, 1998. These services include processing of unit transactions and daily unit value calculations subsequent to December 1, 1998 as well as accounting and other services. On February 1, 2001, Unum Group (formerly UnumProvident Corporation) sold the Provident National Assurance Company corporate shell, including the Separate Account B assets and liabilities, to Allstate Life Insurance Company. This transaction had no impact on the contract owners of Separate Account B.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

Common stocks are valued at published market quotations which represent the closing sales price for securities traded on a national stock exchange or the mean between the quoted bid and asked prices for those traded over-the-counter.

Net assets allocated to contracts in the payout period are computed according to the 1971 Individual Annuity Mortality Table or the 1983a Individual Annuitant Mortality Table. The assumed investment return is 3.5 percent. The mortality risk is fully borne by Unum Group and may result in additional amounts being transferred into Separate Account B by Unum Group to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company. In 2008, Unum Group transferred $93,348 into Separate Account B to cover the additional amounts needed for the annuitants as calculated at December 31, 2007.

Realized and unrealized gains and losses are credited to, or charged to, contract owners’ equity. The identified cost basis has been used in determining realized gains and losses on sales of investments. There were gross unrealized gains of $358,345 and gross unrealized losses of $163,890 at December 31, 2008. Security transactions are recorded on a trade date basis. Dividend income is recorded on an accrual basis as of the ex-dividend date.

A summary of the cost of investments purchased and proceeds from investments sold for the year ended December 31, 2008 is shown below.

Year Ended December 31, 2008
Cost of investments purchased	$330,681

Proceeds from investments sold	$428,064

The aggregate cost of investments for federal income tax purposes is the same as that presented in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS - Continued

Allstate Assurance Company Separate Account B

December 31, 2008

NOTE B—FAIR VALUE MEASUREMENTS

Effective January 1, 2008, Separate Account B adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS 157), Fair Value Measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. It does not require any new fair value measurements. SFAS 157 clarifies a number of considerations with respect to fair value measurement objectives for financial reporting and expands disclosure about the use of fair value measurements, with particular emphasis on the inputs used to measure fair value. This disclosure is intended to provide users of the financial statements the ability to assess the reliability of an entity’s fair value measurements. The adoption of SFAS 157 did not materially change the approach or methods utilized for determining fair value measurements or the fair values derived under those methods.

SFAS 157 requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria for each level is summarized as follows:

•	Level 1 – Inputs are unadjusted and represent quoted prices in active markets for identical assets at the measurement date.
•	Level 2 – Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset through correlation with market data at the measurement date.
•

Level 3 – Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. Financial assets presented at fair value and categorized as Level 3 are generally those that are valued using unobservable inputs.

As of December 31, 2008, all investments held by Separate Account B were valued using Level 1 inputs as defined by SFAS 157.

NOTE C—FEDERAL INCOME TAXES

Separate Account B intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of Separate Account B are included in the tax return of Allstate Life. Allstate Life is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No state or federal income taxes are allocable to Separate Account B, as it did not generate taxable income.

Separate Account B had no liability for unrecognized tax benefits at December 31, 2008, and there was no activity related to unrecognized tax benefits during the year. Separate Account B believes that it is reasonably possible that the liability balance will not significantly change within the next six months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

NOTE D—EXPENSES

Deductions are made by Allstate Assurance Company at the end of each valuation period for investment advisory services and for mortality and expense assurances, which on an annual basis are .50% and .70%, respectively, of the net assets of Separate Account B.

ACCUMULATION UNIT VALUE TABLE

(Unaudited)

Allstate Assurance Company Separate Account B

End of Month	Accumulation Unit Value	End of Month	Accumulation Unit Value
1968	1.036279	March 2001	14.835643
1969	1.080379	June	16.233254
1970	1.030039	September	13.226137
1971	1.178612	December	15.297123
1972	1.403795	March 2002	14.625826
1973	1.126624	June	12.053638
1974	0.863269	September	9.364676
1975	1.022844	December	10.188983
1976	1.156853	March 2003	9.728625
1977	1.064425	June	11.721042
1978	1.094150	September	12.329500
1979	1.219189	December	13.879698
1980	1.555258	March 2004	14.120048
1981	1.473246	June	14.422906
1982	1.812441	September	13.795096
1983	2.132092	December	15.094382
1984	2.029912	March 2005	14.304578
1985	2.480050	June	14.363421
1986	2.743444	September	14.795618
1987	2.734169	December	15.370699
1988	3.087892	March 2006	15.914824
1989	3.812606	June	15.781618
1990	3.736441	September	15.949882
1991	5.036212	December	16.756791
1992	5.028547	March 2007	16.780022
1993	5.646864	June	17.955239
1994	5.410722	September	18.522881
1995	6.908158	December	17.766886
1996	8.435567	January 2008	16.280804
1997	11.384926	February	15.960852
1998	15.192155	March	16.403785
March 1999	15.889579	April	17.175662
June	17.218781	May	17.480459
September	15.844714	June	16.270263
December	19.180992	July	15.927210
March 2000	19.749348	August	16.249850
June	19.048870	September	14.738496
September	17.707495	October	11.912266
December	16.659801	November	10.844046
		December	10.513382

Initial contributions to Separate Account B were received on February 1, 1968, prior to which time the unit value was set at 1.000000

The above indicates the accumulation unit value on the last valuation day of each year from December 1968 through December 1998, on the last valuation day of each quarter from March 1999 through December 2007, and on the last valuation day of each month beginning January 2008. The results shown should not be considered as a representation of the results which may be realized in the future.

Item 2. Code of Ethics.

(a) The Separate Account has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the Registrant’s Code of Ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics described in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers of the provisions of the Code of Ethics described in 2(a) above were granted.

Item 3. Audit Committee Financial Expert.

The Separate Account has assets of under $2 million. It has an audit committee, but does not have an audit committee financial expert. The Audit Committee of the Separate Account consists of independent directors that control 2/3 of the Board. The Committee receives quarterly reports on the transactions in the Separate Account. Because of the nature of the Separate Account’s business there are no sensitive accounting statements used in preparation of the financial statements of the Separate Account.

Item 4. Principal Accountant Fees and Services.

All fees relating to audit services performed for the Separate Account are paid by Unum Group.

Audit Fees – The aggregate fees Deloitte & Touche LLP billed Unum Group for the audit of the financial statements of the Separate Account for 2008 and 2007 were $30,000.00 and $30,000.00, respectively.

Audit-Related Fees – The aggregate fees for audit-related services rendered by Deloitte & Touche LLP to the Separate Account, PRIMCO, or to the investment advisor or any entity controlling, controlled by or under common control with the investment advisor in 2008 and 2007 were $0.00 and $0.00, respectively.

Tax Fees – The aggregate fees related to tax compliance, tax advice and tax planning services to the Separate Account for fiscal years ended December 31, 2008 and December 31, 2007, were $0.00 and $0.00, respectively.

All Other Fees – The aggregate fees rendered by Deloitte & Touche LLP to the Separate Account, PRIMCO, or to the investment advisor or any entity controlling, controlled by or under common control with the investment advisor for such services to the Separate Account in 2008 and 2007 were $0.00 and $0.00, respectively.

Item 5. Audit Committee of Listed Registrants.

The members of the Audit Committee are Henry E. Blaine and H. Grant Law, Jr. Each member of the Audit Committee is “independent” as determined under Rule 10A-3 of the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Managers.

Item 11. Controls and Procedures.

(a) Within the 90-day period prior to the filing of this report, the Registrant’s management, including the person serving as both the Registrant’s Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures as defined in Investment Company Act Rule 30a-3(c). Based on that evaluation, the Chief Executive Officer/Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures were effective as of the date of this evaluation.

(b) No change in the Registrant’s internal control over financial reporting that materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting, occurred during the Registrant’s most recent second fiscal half-year.

Item 12. Exhibits.

The following exhibits are attached to this Form N-CSR:

(1) Code of Ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, attached hereto as Exhibit 12(a)(1).

(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. 270.30a-2(a)), attached hereto as Exhibit 12(a)(2).

(3) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 C.F.R. 270.30a-2(b)), attached hereto as Exhibit 12(a)(3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allstate Assurance Company

Separate Account B

By (Signature and Title):	/s/ David G. Fussell
David G. Fussell, Chairman, Board of Managers
Signing in the capacity of Chief Executive Officer and Chief Financial Officer

Date: March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ David G. Fussell
David G. Fussell, Chairman, Board of Managers
Signing in the capacity of Chief Executive Officer and Chief Financial Officer

Date: March 2, 2009